UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 28, 2017

XBIOTECH INC.
(Exact Name of Registrant as Specified in Charter)

British Columbia Canada
(State of Incorporation)

001-37347
(Commission File Number)

N/A
(IRS Employer Identification No.)

8201 E Riverside Dr. Bldg 4, Ste 100 Austin, Texas	78744
(Address of Principal Executive Offices)	(Zip Code)

(512) 386-2900
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 8.01. Other Events.

Information on First Quarter 2017 Business Update Call

On April 28, 2017, XBiotech Inc. (the “Company”) issued a press release announcing it will host a conference call and live audio webcast on Thursday, May 4, 2017, at 8:30 a.m. Eastern Time, to provide an overview of its corporate and clinical activities.  The call will encompass developments during the first quarter ended March 31, 2017.

Details of the call are as follows:

Conference Call Information:
Interested participants and investors may access the conference call by dialing:

  1 (844) 249-9385 (U.S.)
  1 (270) 823-1533 (International)
  Conference ID: 15848733

A live audio webcast will also be accessible via the Investors section of the XBiotech website www.xbiotech.com. The webcast replay will remain available for 90 days.

A telephonic replay of the conference call can be accessed by dialing 1 (855) 859-2056 (U.S.) or 1 (404) 537-3406, and providing the Conference ID: 15848733.  The telephonic replay will be available for 24 hours beginning at 11:29 p.m. Eastern Time on May 4, 2017.

A copy of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

This Form 8-K and the related press release contain forward-looking statements, including declarations regarding management's beliefs and expectations, that involve substantial risks and uncertainties.  In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “would,” “could,” “expects,” “plans,” “contemplate,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “intend” or “continue” or the negative of such terms or other comparable terminology, although not all forward-looking statements contain these identifying words. Forward-looking statements are subject to inherent risks and uncertainties in predicting future results and conditions that could cause the actual results to differ materially from those projected in these forward-looking statements. These risks and uncertainties are subject to the disclosures set forth in "Risk Factors" in our SEC filings.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of XBiotech Inc., Issued April 28, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XBIOTECH INC.

Date: April 28, 2017	By:	/s/ John Simard
Name: John Simard
Title: Chief Executive Officer and President